UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2015

ATRM Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-22166	41-1439182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota	55115
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 704-1800

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 20, 2015, ATRM Holdings, Inc. (the “Company”) received a notification letter from the NASDAQ Listing Qualifications Department notifying the Company that its common stock would be suspended from trading on the NASDAQ Capital Market at the opening of business on October 29, 2015, and a Form 25-NSE would be filed by NASDAQ with the SEC thereafter to formally remove the Company’s common stock from listing on NASDAQ, because the Company had not timely regained compliance with the minimum of $2,500,000 in shareholders’ equity required for continued listing under NASDAQ Listing Rule 5550(b). The Company’s receipt of NASDAQ’s initial notification letter with respect to its lack of compliance with such rule was disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2015.

The Company does not intend to appeal NASDAQ’s determination, and anticipates that its common stock will begin trading on the OTCQX market of the OTC Markets Group, Inc., under its current symbol “ATRM”, effective at the opening of business on October 29, 2015.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements”, as such term is used within the meaning of the Private Securities Litigation Reform Act of 1995. These “forward-looking statements” are not based on historical fact and involve assessments of certain risks, developments, and uncertainties in the Company’s business looking to the future. Such forward-looking statements can be identified by the use of terminology such as “may”, “will”, “should”, “expect”, “anticipate”, “estimate”, “intend”, “continue”, or “believe”, or the negatives or other variations of these terms or comparable terminology. Forward-looking statements may include projections, forecasts, or estimates of future performance and developments. These forward-looking statements are based upon assumptions and assessments that the Company believes to be reasonable as of the date hereof. Whether those assumptions and assessments will be realized will be determined by future factors, developments, and events, which are difficult to predict and may be beyond the Company’s control. Actual results, factors, developments, and events may differ materially from those the Company assumed and assessed. Risks, uncertainties, contingencies, and developments, including those discussed in the Company’s filings with the SEC, could cause the Company’s future operating results to differ materially from those set forth in any forward-looking statement. There can be no assurance that any such forward-looking statement, projection, forecast or estimate contained can be realized or that actual returns, results, or business prospects will not differ materially from those set forth in any forward-looking statement. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRM Holdings, Inc.

Dated: October 23, 2015	By:	/s/ Paul H. Askegaard
	Name:	Paul H. Askegaard
	Title:	Chief Financial Officer